AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AG LEGACY PLUS
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED FEBRUARY 26, 2010
TO POLICY PROSPECTUS, AS SUPPLEMENTED

          American General Life Insurance Company (the "Company") is amending its variable universal life insurance Policy prospectus (the "Policies") for the purpose of providing you with information regarding the proposed acquisitions of the Van Kampen Life Investment Trust (the "Trust") Capital Growth Portfolio (the "Capital Growth Portfolio") and Government Portfolio (the "Government Portfolio") (the Capital Growth Portfolio and Government Portfolio collectively referred to hereinafter as the "Acquired Portfolios") by the Van Kampen V.I. Capital Growth Fund ("VK Capital Growth Fund") and Government Fund ("VK Government Fund") (the VK Capital Growth Fund and VK Government Fund are collectively referred to hereinafter as the "Acquiring Portfolios"), respectively, both of which are a series of AIM Variable Insurance Funds ("AIM VI Funds") (both combinations are collectively referred to hereinafter as the "Reorganizations"). The names of each of the Acquiring Portfolios are anticipated to be as indicated above, but may change at the discretion of the AIM VI Funds.

          The Company has received notification that the Board of Trustees of the Trust has approved Agreements and Plans of Reorganization pursuant to which each of the Acquired Portfolios will be combined with and into its respective Acquiring Portfolio and each of the Acquired Portfolios will be terminated as a series of the Trust. The Reorganizations are subject to a number of conditions, including approval by shareholders at meetings expected to be held during the second quarter of 2010. The Reorganizations, if approved by the shareholders of each of the Acquired Portfolios, are expected to become effective mid-2010 ("Closing Date"). Each Reorganization of an Acquired Portfolio is a separate transaction and is not dependent on the approval of any other Reorganization of a Trust Portfolio. If a Reorganization of one of the Acquired Portfolios is not approved, you will continue to be a shareholder of the Acquired Portfolio and the Board of Trustees will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

          On the Closing Date, the Acquiring Portfolios will become available as investment options under the Policies.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation values in the subaccounts supported by each of the Acquired Portfolio investment options will be automatically transferred into the Acquiring Portfolios investment option. Only the underlying Portfolio will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation value in the Acquired Portfolio investment options to any of the other variable investment options available under your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Acquired Portfolios' investment options after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the former names of each of the Acquired Portfolio's investment options.

          If you have any questions, please contact our Variable Universal Life Insurance Administrative Center at 1-800-340-2765.